HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
GAAP CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2004	Apr. 30, 2004	Jul. 31, 2004	Oct. 31, 2004	Oct. 31, 2004	Jan. 31, 2005	Apr. 30, 2005	Jul. 31, 2005	Oct. 31, 2005	Oct. 31, 2005
Net Revenue	$19,514	$20,113	$18,889	$21,389	$79,905	$21,454	$21,570	$20,759	$22,913	$86,696
Cost of sales	14,691	15,182	14,545	16,393	60,811	16,537	16,429	15,942	17,532	66,440
Research and development	889	924	877	873	3,563	878	890	863	859	3,490
Selling, general and administrative	2,578	2,665	2,621	2,632	10,496	2,704	2,933	2,761	2,786	11,184
Pension curtailment	--	--	--	--	--	--	--	--	(199)	(199)
Restructuring charges	54	38	9	13	114	3	4	112	1,565	1,684
Amortization of purchased intangible assets	144	148	146	165	603	167	151	168	136	622
In-process research and development charges	--	9	28	--	37	--	--	--	2	2
Acquisition-related charges	15	9	6	24	54	--	--	--	--	--

Total costs and expenses	18,371	18,975	18,232	20,100	75,678	20,289	20,407	19,846	22,681	83,223

Earnings from operations	1,143	1,138	657	1,289	4,227	1,165	1,163	913	232	3,473
Operating margin %	5.9%	5.7%	3.5%	6.0%	5.3%	5.4%	5.4%	4.4%	1.0%	4.0%
Interest and other, net	11	2	20	2	35	25	(87)	119	132	189
Gains (losses) on investments	9	(5)	1	(1)	4	(24)	3	(6)	14	(13)
Dispute settlement	--	(70)	--	--	(70)	(116)	--	7	3	(106)

Earnings before taxes	1,163	1,065	678	1,290	4,196	1,050	1,079	1,033	381	3,543
Provision for (benefit from) taxes	227	181	92	199	699	107	113	960	(35)	1,145

Net earnings	$936	$884	$586	$1,091	$3,497	$943	$966	$73	$416	$2,398

Net earnings per share:
Basic	$0.31	$0.29	$0.19	$0.37	$1.16	$0.32	$0.33	$0.03	$0.15	$0.83
Diluted	$0.30	$0.29	$0.19	$0.37	$1.15	$0.32	$0.33	$0.03	$0.14	$0.82

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
GAAP COMPANY SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	Three months ended												Twelve months ended	Three months ended														Twelve months ended
	Jan. 31, 2004			Apr. 30, 2004			Jul. 31, 2004			Oct. 31, 2004			Oct. 31, 2004			Jan. 31, 2005			Apr. 30, 2005			Jul. 31, 2005			Oct. 31, 2005			Oct. 31, 2005
Net revenue: (1)

Enterprise Storage and Servers	$3,702			$3,964			$3,335			$4,083			$15,084			$4,051			$4,187			$4,003			$4,476			$16,717
HP Services	3,176			3,508			3,483			3,681			13,848			3,815			3,984			3,837			3,900			15,536
Software	201			222			223			277			923			236			274			245			306			1,061

Technology Solutions Group	7,079			7,694			7,041			8,041			29,855			8,102			8,445			8,085			8,682			33,314
Personal Systems Group	6,187			5,991			5,904			6,540			24,622			6,873			6,369			6,386			7,113			26,741
Imaging and Printing Group	5,910			6,098			5,648			6,543			24,199			6,067			6,390			5,913			6,785			25,155
HP Financial Services	441			469			488			497			1,895			555			544			489			514			2,102
Corporate Investments	103			114			113			119			449			115			123			143			142			523

Total segments	19,720			20,366			19,194			21,740			81,020			21,712			21,871			21,016			23,236			87,835

Eliminations of intersegment
net revenue and other	(206)			(253)			(305)			(351)			(1,115)			(258)			(301)			(257)			(323)			(1,139)

Total HP Consolidated	$19,514			$20,113			$18,889			$21,389			$79,905			$21,454			$21,570			$20,759			$22,913			$86,696

Earnings from operations: (1)		Op %			Op %			Op %			Op %			Op %			Op %			Op %			Op %			Op %			Op %

Enterprise Storage and Servers	$152		4.1%	$118		3.0%	$(213)		-6.4%	$100		2.4%	$157		1.0%	$69		1.7%	$180		4.3%	$147		3.7%	$404		9.0%	$800		4.8%
HP Services	261		8.2%	332		9.5%	314		9.0%	375		10.2%	1,282		9.3%	281		7.4%	292		7.3%	256		6.7%	322		8.3%	1,151		7.4%
Software	(48)	-	23.9%	(51)	-	23.0%	(46)	-	20.6%	(7)		-2.5%	(152)	-	16.5%	(38)	-	16.1%	(2)		-0.7%	(37)	-	15.1%	28		9.2%	(49)		-4.6%

Technology Solutions Group	365		5.2%	399		5.2%	55		0.8%	468		5.8%	1,287		4.3%	312		3.9%	470		5.6%	366		4.5%	754		8.7%	1,902		5.7%
Personal Systems Group	61		1.0%	44		0.7%	23		0.4%	77		1.2%	205		0.8%	147		2.1%	147		2.3%	163		2.6%	200		2.8%	657		2.5%
Imaging and Printing Group	967		16.4%	952		15.6%	836		14.8%	1,088		16.6%	3,843		15.9%	932		15.4%	814		12.7%	771		13.0%	896		13.2%	3,413		13.6%
HP Financial Services	29		6.6%	35		7.5%	42		8.6%	19		3.8%	125		6.6%	45		8.1%	58		10.7%	58		11.9%	52		10.1%	213		10.1%
Corporate Investments	(36)	-	35.0%	(48)	-	42.1%	(52)	-	46.0%	(43)	-	36.1%	(179)	-	39.9%	(51)	-	44.3%	(51)	-	41.5%	(37)	-	25.9%	(35)	-	24.6%	(174)	-	33.3%

Total segments	1,386		7.0%	1,382		6.8%	904		4.7%	1,609		7.4%	5,281		6.5%	1,385		6.4%	1,438		6.6%	1,321		6.3%	1,867		8.0%	6,011		6.8%

Corporate and unallocated costs,
and eliminations	(30)			(40)			(58)			(118)			(246)			(50)			(120)			(128)			(131)			(429)
Pension curtailment gain	--			--			--			--			--			--			--			--			199			199
Restructuring charges	(54)			(38)			(9)			(13)			(114)			(3)			(4)			(112)			(1,565)			(1,684)
In-process research & development charge	--			(9)			(28)			--			(37)			--			--			--			(2)			(2)
Acquisition-related charges	(15)			(9)			(6)			(24)			(54)			--			--			--			--			--
Amortization of purchased intangible
assets	(144)			(148)			(146)			(165)			(603)			(167)			(151)			(168)			(136)			(622)
Interest and other, net	11			2			20			2			35			25			(87)			119			132			189
(Losses) gains on investments	9			(5)			1			(1)			4			(24)			3			(6)			14			(13)
Dispute settlement	--			(70)			--			--			(70)			(116)			--			7			3			(106)

Total HP Consolidated Earnings
Before Taxes	$1,163			$1,065			$678			$1,290			$4,196			$1,050			$1,079			$1,033			$381			$3,543

(1)     Reflects certain fiscal 2006 organizational realignments retroactively to provide improved visibility and comparability. For each of the quarters in fiscal years 2004 and 2005, the realignments primarily resulted in revenue and operating profit movement of $5 million or less between ESS and SW segments within TSG. There was no impact to the remaining segments.